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                                                                   EXHIBIT 10.14

[Deutsche Bank AG logo]

                                         IN HAMBURG
                                         Firmen und Institutionen
                                         Region Ost

                                         Postal address:
                                         D-20079 Hamburg
ROFIN-SINAR Technologies Inc.
45701 Mast Street                        Offices:
                                         Adolphsplatz 7
Plymouth, Michigan  48170
                                         Herman Ortmann/Ha
                                         Tel.:  (40) 3701-3722
USA                                      Fax:  (40) 3701-4690

                                         August 02, 1996


LETTER OF COMMITMENT

PURPOSE: TO FINANCE THE OPERATIONS OF YOUR SUBSIDIARY COMPANIES ROFIN-SINAR LASER GMBH, HAMBURG, AND ROFIN-SINAR INC., PLYMOUTH, MICHIGAN


Dear Mr. Braun:

This letter is in reference to our previous discussions, focussing in particular on the following two subjects:

a) In September of this year, the shares of your company are to be offered to investors and at the same time introduced for listing on the New York NASDAQ.

b) The funds, which Siemens AG as controlling shareholder has made available to your group, and which so far have served as working capital are to be repaid; you wish to have these funds replaced by appropriate credit facilities made available by banks. You estimate the amount of the credit facilities required for this purpose to be US$25,000,000.00.

In accordance with our General Business Conditions and subject to co-liability by ROFIN-SINAR Laser GmbH, Hamburg, and ROFIN-SINAR Inc., Plymouth, Michigan, we are prepared to make available to ROFIN-SINAR Technologies Inc., Hamburg, and ROFIN-SINAR Inc., Plymouth, Michigan, as joint and several debtors, hereinafter referred to as "your group", a cash credit facility in the amount of
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                                 US$25,000,000.00
                                 ----------------
                       (twenty-five million US Dollars).

This credit facility is available under condition that

a) ROFIN-SINAR Technologies Inc., as the holding company, has an equity capital of approx. US$50,000,000.00 and that this amount is about equal to 50% of the consolidated balance sheet total of your group and ROFIN-SINAR Technologies Inc. together;

b) that your group will submit to us interim figures as per June 30, 1996, as proof of the positive earnings development you described to us.

This premised, we agree to the following terms and conditions:


Period of our commitment:  Initially until the end of 1997.
- ------------------------

Disbursement:              Amounts in DM and/or US Dollars may
- ------------               be drawn under the credit facility for periods
                           ranging from 1 to 12 months.

Interest rate:             The interest rate will vary depending on the currency
- -------------              and term of each availment.

Availability:              Written Confirmation by Deutsche Morgan Grenfell that
- ------------               the placement of your shares has been completed and
                           that their listing on the New York NASDAQ has been approved.

Commitment fee:            A flat fee of 0.5% of the credit facility to be paid
- --------------             by October 15, 1996. This flat fee will cover the
                           entire period of our commitment extending initially until the end of 1997.

Security:                  Initially, it is not necessary to provide security.
- --------
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Further details, regarding in particular the allocation of funds between your subsidiaries in Japan, France and Italy, will be agreed upon at the appropriate time.

Please sign and return the enclosed copy of this letter as confirmation of your agreement with the above terms and conditions.

Yours faithfully,

Deutsche Bank AG in Hamburg


/s/ Duhnkrack  /s/ Schreiber
(Dr. Duhnkrack)  (Schreiber)

We, as joint and several debtors, hereby confirm our unconditional agreement to the contents of this letter.


28.08.96                     /s/  Wirth                          /s/ Braun
- -------------------------    ------------------------------------------------
(Date)                       ROFIN-SINAR Technologies Inc.


28.08.96                     /s/  Wirth                          /s/ Braun
- -------------------------    ------------------------------------------------
(Date)                       ROFIN-SINAR Laser GmbH


28.08.96                      /s/  Joseph Ferrario
- -------------------------    ------------------------------------------------
(Date)                       ROFIN-SINAR Inc.